Exhibit 32.1
                        Whole Living, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officers of  Whole Living, Inc. certify pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a) the quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Douglas J. Burdick
Date:   August 13, 2004                ___________________________________
                                       Douglas J. Burdick
                                       Chief Executive Officer


                                       /s/ Sharmon L. Smith
Date:   August 13, 2004                ___________________________________
                                       Sharmon L. Smith
                                       Chief Financial Officer